Iron Eagle Group
                     (A Development Stage Company)
                         Financial Statements

                           TABLE OF CONTENTS


                                                              PAGE(S)

Basic Financial Statements
  Report of Independent Registered Public Accounting Firm        2
  Balance Sheet as of December 31, 2009                          3
  Statements of Operations for the Period November 9, 2009
    (Inception) Through December 31, 2009 and Cumulative
    Since Inception                                              4
  Statement of Changes in Stockholders' Equity
    For the Period November 9, 2009 (Inception) Through
    December 31, 2009                                            5
  Statements of Cash Flows for the Period November 9, 2009
    (Inception) Through December 31, 2009 and Cumulative
    Since Inception                                              6
  Notes to the Financial Statements                              7-11

                    [Letterhead of The Hall Group]

To the Board of Directors and Management of Iron Eagle Group
New York, New York

We have audited the accompanying balance sheet of Iron Eagle Group (a development stage enterprise) as of December 31, 2009 and the related statements of operations, cash flows and stockholders' equity for the period from November 9, 2009 (Inception) through December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We were not engaged to examine management's assertion about the effectiveness of Iron Eagle Group's internal control over financial reporting as of December 31, 2009 and, accordingly, we do not express an opinion thereon.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Iron Eagle Group as of December 31, 2009 and the results of its operations and cash flows for the period from November 9, 2009 (Inception) through December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/The Hall Group, CPAs
-----------------------
The Hall Group, CPAs
Dallas, Texas

February 17, 2010

                            Iron Eagle Group
                     (A Development State Enterprise)
                             Balance Sheet
                           December 31, 2009

                   Assets

Current Assets
  None                                                $       -
                                                      ---------
    Total Current Assets                                      -

Other Assets
  Notes Receivable                                       10,000
                                                      ---------
    Total Other Assets                                   10,000

Available for Sale - Marketable Securities                    -
                                                      ---------
      TOTAL ASSETS                                    $  10,000
                                                      =========

           Liabilities and Stockholders' Equity

Current Liabilities
  Accounts Payable - Related Parties                  $ 215,000
  Accounts Payable                                       10,971
  Note Payable - Related Party                           15,000
  Accrued Compensation                                   40,000
                                                      ---------
    Total Current Liabilities                           280,971

Stockholders' Equity
  Common Stock (10,000,000 shares authorized, $.001
   par value, 1,000 shares issued and outstanding             1
  Retained Earnings (Deficit)                          (270,972)
                                                     ----------
    Total Stockholders' Equity (Deficit)               (270,971)
                                                     ----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $   10,000
                                                     ==========

             The accompanying notes are an integral part
                of these financial statements.

                            Iron Eagle Group
                     (A Development State Enterprise)
                         Statements of Operations
                 For the Period November 9, 2009 (Inception)
         Through December 31, 2009 and Cumulative Since Inception

                                   November 9, 2009     Cumulative
                                        Through       Since Inception
                                  December 31, 2009  (November 9, 2009)
                                  -----------------   ----------------

Revenues                             $        -            $        -

Operating Expenses
  Compensation Expenses                  40,000                40,000
  Professional Fees                      15,972                15,972
  Professional Fees to Related
    Parties                             215,000               215,000
                                     ----------            ----------
    Total Operating Expenses            270,972               270,972
                                     ----------            ----------

Net Operating Income (Loss)            (270,972)             (270,972)

Other Income(Expense)                         -                     -
                                     ----------            ----------
Net Income (Loss) Before Income
  Taxes                                (270,792)             (270,792)
  Provision for Income Taxes
   (Expense) Benefit                          -                     -
                                     ----------            ----------
Net Income (Loss)                    $ (270,972)           $ (270,972)
                                     ==========            ==========

Earnings per Share,
  basic and diluted                  $     (271)
                                     ==========
Weighted Average Shares Outstanding       1,000
                                     ==========

             The accompanying notes are an integral part
                of these financial statements.

                            Iron Eagle Group
                     (A Development State Enterprise)
                 Statement of Changes in Stockholders' Equity
                 For the Period November 9, 2009 (Inception)
         Through December 31, 2009 and Cumulative Since Inception

                                                    Additional   Retained
                                   Common Stock      Paid-In     Earnings
                               Shares       Amount   Capital    (Deficit)    Totals
                               ------       ------  ----------   --------    ------
Balance at November 9, 2009         -       $    -   $     -    $       -   $       -

Capital Contribution on
  November 9, 2009              1,000            1         -            -           1

Net Income(Loss)                    -            -         -     (270,792)   (270,792)
                                -----       ------   -------    ---------   ---------

Balance at December 31, 2009    1,000       $    1   $     -    $(270,792)  $(270,792)
                                =====       ======   =======    =========   =========

             The accompanying notes are an integral part
                of these financial statements.

                            Iron Eagle Group
                     (A Development State Enterprise)
                        Statements of Cash Flows
                 For the Period November 9, 2009 (Inception)
         Through December 31, 2009 and Cumulative Since Inception

                                   November 9, 2009     Cumulative
                                        Through       Since Inception
                                  December 31, 2009  (November 9, 2009)
                                  -----------------   ----------------

Cash Flows From Operating Activities
  Net (Los))                          $(270,792)          $(270,792)
  Adjustments to reconcile net income
   to net cash provided by operating
   activities:
    (Increase) in Note Receivable       (10,000)            (10,000)
    Increase in Accounts Payable
     - Related Party                    215,000             215,000
    Increase in Accounts Payable         10,971              10,791
    Increase in Note Payable
     - Related Party                     15,000              15,000
    Increase in Accrued Compensation     40,000              40,000
                                      ---------           ---------
      Net Cash (Used) by Operating
       Activities                            (1)                 (1)
Cash Flows from Investing Activities
  None                                        -                   -
                                      ---------           ---------
    Net Cash Provided (Used) by
     Investing Activities                     -                   -
                                      ---------           ---------
Cash Flows from Financing Activities
  Contributed Capital                         1                   1
                                      ---------           ---------
                                              1                   1
                                      ---------           ---------
Net Increase (Decrease) in Cash and
 Cash Equivalents                             -                   -
Cash and Cash Equivalents at
 Beginning Of Period                          -                   -
                                      ---------           ---------
Cash and Cash Equivalents at End
 of Period                            $       -           $       -
                                      =========           =========

             The accompanying notes are an integral part
                of these financial statements.

                            Iron Eagle Group
                     (A Development State Enterprise)
                     Notes to the Financial Statements
                           December 31, 2009

Note 1 - Nature of Activities and Significant Accounting Policies

Nature of Activities, History and Organization:

Iron Eagle Group ("the Company")("IEG"), a Nevada "C" corporation, was formed on November 9, 2009. The Company was created to provide construction and contracting services. IEG believes that through utilizing the public capital markets, it will have access to capital to support increased needs for construction surety bonds. In addition, the Company's management team believes it can achieve significant growth levels through highly focused targeting of Federal, State and Municipal construction projects.

The Company is a new enterprise in the development stage and presents its financial statements in accordance with Accounting Standards Codification ("ASC") 915 "Development Stage Entities" (formerly Statement of Financial Accounting Standard ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises"), and has not engaged in any business other than organizational efforts. The Company has one full-time employee, its Chief Executive Officer, who also functions as the Chief Financial Officer. The Company owns no real property or fixed assets.

As discussed in Note 9, on January 8, 2010, the Company entered into a Share Exchange Agreement with Pinnacle Resources, Inc. for all of the outstanding capital stock of the Company.

Significant Accounting Policies:

The Company's management selects accounting principles generally accepted in the United States of America and adopts methods for their application. The application of accounting principles requires the estimating, matching and timing of revenue and expense. The accounting policies used conform to generally accepted accounting principles which have been consistently applied in the preparation of these financial statements.

The financial statements and notes are representations of the Company's management which is responsible for their integrity and objectivity. Management further acknowledges that is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud. The Company's system of internal accounting control is designed to assure, among other items, that 1) recorded transactions are valid; 2) valid transactions are recorded; and 3) transactions are recorded in the proper period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows of the Company for the respective periods being presented.

                            Iron Eagle Group
                     (A Development State Enterprise)
                     Notes to the Financial Statements
                           December 31, 2009

Note 1 - Nature of Activities and Significant Accounting Policies
(continued)

FASB Accounting Standards Codification:

In June 2009, the Financial Accounting Standards Board ("FASB") issue new guidance concerning the organization of authoritative guidance under U.S. Generally accepted Accounting Principles ("GAAP"). This new guidance created the FASB Accounting Standards Codification ("ASC")("the Codification"). The Codification has become the source authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. The Codification became effective for the Company as of September 15, 2009, the required date of adoption. As the Codification is not intended to change or alter existing U.S. GAAP, it did not have any impact on the Company's financial statements.

Basis of Presentation
The Company prepares its financial statements on the accrual basis of accounting.

Fair Value of Financial Instruments:

In accordance with the reporting requirements of ASC 820, "Fair Value Measurements" (formerly Statement of Financial Accounting Standards ("SFAS") No. 157, "Disclosures About Fair Value of Financial Instruments"), the Company calculates the fir value of its assets and liabilities which qualify as financial instruments under this statement and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments.

Revenue Recognition:

The Company recognizes revenue from the sale of products in accordance with ASC 605-15 "Revenue Recognition" (formerly Securities and Exchange Commission Staff Accounting Bulletin No. 104, "Revenue Recognition in Financial Statements" ("SAB 104")).

Revenue will be recognized only when all of the following criteria have been met:

  -  Persuasive evidence of an arrangement exists;
  - Ownership and all risks of loss have been transferred to buyer, which is generally upon shipment;
  -  The price is fixed and determinable; and
  -  Collectability is reasonably assured.

                            Iron Eagle Group
                     (A Development State Enterprise)
                     Notes to the Financial Statements
                           December 31, 2009

Note 1 - Nature of Activities and Significant Accounting Policies
(continued)

Income Taxes:

The Company has adopted ASC 740-10 "Income Taxes" (formerly SFAS No.
109), which requires the use of the liability method in computation of income tax expense and the current and deferred income tax payable (deferred tax liability ) or benefit (deferred tax asset). Valuation allowances will be established when necessary to reduce deferred tax assets to the amount expected to be realized.

Earnings per Share:

Earnings per share (basic) is calculated by dividing the net income
(loss) by the weighted average umber of common shares outstanding for th period covered. As the Company has no potentially dilutive securities, fully diluted earnings per share is equal to earnings per share (basic).

Comprehensive Income (Loss):

ASC 220 "Comprehensive Income" (formerly SFAS No. 130, "Reporting Comprehensive Income") (SFAS No. 130)), establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. For the period ended December 31, 2090, the Company had no items of other comprehensive income. Therefore, net loss equals comprehensive loss for the period ended December 31 2009.

Recent Accounting Pronouncements;

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position or cash flow. See Note 8 for a discussion of new accounting pronouncements.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Note 2 - Note Receivable.

The Company has a $%10,000 note receivable from Pinnacle Resources, Inc., the entity that acquired the Company on January 8, 2010.

                            Iron Eagle Group
                     (A Development State Enterprise)
                     Notes to the Financial Statements
                           December 31, 2009

Note 3 - Fixed Assets

The Company ahs no fixed assets as of December 31, 2009.

Note 4 - Available for Sale - marketable Securities

The Company owns 200,000 shares of The Saint James Company, which is currently traded on the Over the Counter - Bulletin Board exchange under stock ticker STJC.OB. The fair value of the shares held, based upon level 3 fair value inputs was $0, as of December 31, 2009. The shares are restricted as to their transferability.

Note 5 - Due to Related Parties

The Company entered into an agreement on November 145, 2009 with Belle Haven Partners, LLC ("Belle Haven") to assist IEG with business development planning, raising additional capital, and accessing the public markets. Belle Haven is also managed by IEG's management and has common ownership. The founding Shareholders of the Company agreed to pay Bell Haven $20,000 per month starting September 1, 2009, as well as to reimburse them for all out-of-pocket expenses. This agreement was assumed by the Company. As of December 31, 2009, the Company had accrued $213,000 in payments to Belle Haven.

On December 31, 2009, the Company entered in two note agreements with the Company's Chief Executive Officer, for a total of $15,000. These notes are due on June 30,l 2010 and bear a 10% interest rate. The Company also owes the Chief Executive Officer $2,000 for out-of-pocket expenses.

Note 6 - Accrued Compensation

As discussed in Note 9, the Company has entered into an employment agreement with the Company's Chief Executive Officer. As of December 31, 2009, $40,000 has been accrued pursuant to this agreement. No cash compensation has been paid.

Note 7 - Equity

In December 2009, the Company issued 1,000 shares pursuant tot eh "Founder's Agreement" dated December 1, 2009. Three of the founders contributed intellectual capital in exchange for 81.639% of the shares. As no specific intangible assets were identified, the sales were valued at par value. 18.36% of the shares were issued in exchange for 200,000 shares of The Saint James Company. The fair value of the shares obtained, based upon level 3 fair value inputs was $0. The shares are restricted as to their transferability.

                            Iron Eagle Group
                     (A Development State Enterprise)
                     Notes to the Financial Statements
                           December 31, 2009

Note 8 - Income Taxes

The Company has adopted ASC 740-10 "Income Taxes" (formerly SFAS No.
109), which requires the use of the liability method in computation of income tax expense and the current and deferred income tax payable (deferred tax liability) or benefit (deferred tax asset). Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The cumulative tax effect at the expected tax rate of 25% of significant items comprising the Company's net deferred tax amounts as of December 31, 2009 are as follows:

Deferred Tax Asset Related to:

                                         2009
                                         ----

Prior Year                              $      -
  Tax Benefit for Current Year            67,743
                                        --------
Total Deferred Tax Asset                  67,743
  Less: Valuation Allowance              (67,743)
                                        --------
   Net Deferred Tax Asset               $      -
                                        ========

The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $270,792 at December 31, 2009, and will expire in the year 2029.

The realization of deferred tax benefits is contingent upon future earnings and is fully reserved at December 31, 2009.